Exhibit 4.2

Execution Version

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made and entered into as of March 25, 2015, by and among Aquantia Corp., a Delaware corporation (the “Company”), and the persons and entities listed on Exhibit A attached hereto (the “Investors”).

A. Certain of the Investors (the “Prior Investors”) are holders of outstanding shares of the Company’s Series A Preferred Stock (the “Series A Stock”), Series B Preferred Stock (the “Series B Stock”), Series D Preferred Stock (the “Series D Stock”), Series E Preferred Stock (the “Series E Stock”), Series F Preferred Stock (the “Series F Stock”) and/or Series G Preferred Stock (the “Series G Stock”) issued by the Company to such Prior Investors pursuant to a Series A Preferred Stock Purchase Agreement dated as of July 13, 2005 (the “Series A Agreement”), a Series B Preferred Stock Purchase Agreement, dated as of July 24, 2007, as amended (the “Series B Agreement”), a Series D Preferred Stock Purchase Agreement, dated as of November 13, 2009 (the “Series D Agreement”), a Series E Preferred Stock Purchase Agreement, dated as of April 15, 2011, as amended (the “Series E Agreement”), a Series F Preferred Stock Purchase Agreement, dated as of April 17, 2012, as amended (the “Series F Agreement”) and a Series G Preferred Stock Purchase Agreement, dated as of January 30, 2014 (the “Series G Agreement”), respectively, each by and among the Company and the Prior Investors, and have also been granted certain rights under an Amended and Restated Investors’ Rights Agreement by and among the Company and the Prior Investors dated January 30, 2014, as amended (the “Prior Rights Agreement”).

B. Pinnacle Ventures, L.L.C. and certain of its affiliated entities (collectively, the “Pinnacle Entities”) hold warrants to purchase Series A Stock, Series B Stock, Series D Stock, Series F Stock and Series G Stock (the “Pinnacle Warrants”) pursuant to that certain Amended and Restated Loan and Security Agreement dated March 18, 2008, as amended on November 11, 2009, in the case of Series A Stock, Series B Stock and Series D Stock, that certain Loan and Security Agreement dated April 5, 2013, in the case of Series F Stock, and that certain Amended and Restated Loan and Security Agreement dated December 16, 2014, in the case of Series G Stock.

C. Intel Capital Corporation (“Intel”) holds a warrant (the “Series C-1 Warrant”) to purchase shares of the Company’s Series C-1 Preferred Stock (the “Series C-1 Stock”), issued by the Company pursuant to a Series C Preferred Stock and Series C-1 Preferred Stock Warrant Purchase Agreement, dated January 15, 2009 (the “Series C and Series C-1 Agreement”) and has been granted certain rights under the Prior Rights Agreement.

D. Certain of the Investors have agreed to purchase from the Company, and the Company has agreed to sell to the Investors, shares of the Company’s Series H Preferred Stock (the “Series H Stock,” together with the Series A Stock, the Series B Stock, the Series C-1 Stock, the Series D Stock, the Series E Stock, the Series F Stock and the Series G Stock, the “Preferred Stock”) on the terms and conditions set forth in that certain Series H Preferred Stock Purchase Agreement, dated of even date herewith by and among the Company and certain of the

Investors, as amended from time to time (the “Series H Agreement,” and together with the Series A Agreement, the Series B Agreement, the Series C and Series C-1 Agreement, the Series D Agreement, the Series E Agreement, the Series F Agreement and the Series G Agreement, the “Purchase Agreements”). The Series H Agreement provides that the Investors shall be granted certain information and registration rights and rights of first refusal, all as more fully set forth herein.

E. The Company and the Prior Investors desire to enter into this Agreement in order to amend, restate and replace their rights and obligations under the Prior Rights Agreement with the rights set forth in this Agreement. Section 5.2 of the Prior Rights Agreement provides that the Prior Rights Agreement may be amended by the written consent of the Company and Investors holding shares of Preferred Stock and/or Conversion Stock (as defined therein) representing and/or convertible into at least a majority of all the Investors’ Shares (as defined therein), and the undersigned parties to this Agreement hold a sufficient number of shares to meet these requirements. The parties hereto intend that this Agreement amend and supersede the Prior Rights Agreement and that the Prior Rights Agreement shall be terminated upon execution of this Agreement by the parties hereto.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Information Rights.

1.1 Periodic Financial Information. The Company covenants and agrees that, commencing on the date of this Agreement, for so long as any Investor holds at least one million (1,000,000) shares of Common Stock of the Company (the “Common Stock”) issued or issuable upon the conversion of shares of Preferred Stock (including shares of Preferred Stock issuable upon exercise of the Series C-1 Warrant) (collectively, the “Conversion Stock”) the Company will:

(a) Annual Reports. Furnish to such Investor, as soon as practicable and in any event within two hundred seventy (270) days after the end of each fiscal year of the Company, a consolidated balance sheet as of the end of such fiscal year, a consolidated statement of operations and a consolidated statement of cash flows of the Company and its subsidiaries for such year, setting forth in each case in comparative form the figures from the Company’s previous fiscal year (if any), all prepared in accordance with generally accepted accounting principles and practices consistently applied and audited by nationally recognized independent certified public accountants.

(b) Monthly Reports. Furnish to such Investor as soon as practicable, and in any case within thirty (30) days after the end of each calendar month, monthly unaudited financial statements, including an unaudited balance sheet, an unaudited statement of operations and an unaudited statement of cash flows, together with a comparison on a quarterly basis to the Company’s operating plan and budget, all prepared in accordance with generally accepted accounting principles and practices consistently applied, except as disclosed therein, with the exception that no notes need to be attached to such statements and year-end audit adjustments may not have been made.

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(c) Annual Budget. Furnish to such Investor (i) as soon as practicable and in any event no later than thirty (30) days after the close of each fiscal year of the Company, an annual operating plan and budget, prepared on a quarterly basis, for the next immediate fiscal year, and (ii) to the extent requested by such Investor, and as soon as reasonably practicable following the fiscal year end, a report comparing the annual budget to the financial statements of such fiscal year. The Company shall also furnish to such Investor, within a reasonable time of its preparation, amendments to the annual budget, if any.

(d) Quarterly Capitalization Table. Furnish to such Investor as soon as practicable, and in any case within forty-five (45) days after the end of each fiscal quarter of the Company, a copy of the Company’s capitalization table certified to be correct by the Company’s Chief Financial Officer or other executive officer.

Notwithstanding the foregoing, as set forth in Section 1.4 below, the Company shall be under no obligation to furnish any of the information or materials described in Subsections 1.1(a), (b), (c) and (d) above to any Investor, which the Board of Directors of the Company, in its reasonable judgment, deems to be a competitor of the Company (where for such purposes, venture capital firms, banks and other financial institutions that do not directly operate competitive businesses shall not be deemed a competitor of the Company), except that the Company will continue to provide such Investor with any information regarding the Company that is necessary for such Investor’s compliance with its financial reporting obligations.

1.2 Confidentiality. Each Investor that is not otherwise bound by a separate non-disclosure agreement agrees to hold all information received pursuant to this Section 1 (so long as such information is not in the public domain through no fault of the Investor) in confidence, and not to use or disclose any of such information to any third party, except (i) to the extent such information may be made publicly available by the Company, (ii) as required to be disclosed pursuant to any partnership or similar agreement of any Investor’s investment fund; (iii) that is communicated to it free of any obligation of confidentiality from a third party who had the right to disclose such information; (iv) that is developed by Investor or its agents independently of and without reference to any confidential information communicated by the Company; or (v) as required by applicable law. Each such Investor that is bound by a separate non-disclosure agreement agrees that such non-disclosure agreement shall apply to the information received by such Investor pursuant to this Section 1.

1.3 Inspection Rights. The Company shall permit each Investor holding at least one million (1,000,000) shares of Conversion Stock, at such Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Investor. Notwithstanding the foregoing, as set forth in Section 1.4 below, the Company shall be under no obligation to provide the inspection rights described in this Section 1.3 to any Investor, which the Board of Directors of the Company, in its reasonable judgment, deems to be a competitor of the Company (where for such purposes, venture capital firms, banks and other financial institutions that do not directly operate competitive businesses shall not be deemed a competitor of the Company), except that the Company will continue to provide such Investor with access to any information regarding the Company that is necessary for such Investor’s compliance with its financial reporting obligations.

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1.4 Termination of Certain Rights. The Company’s obligations to Investors under Sections 1.1 and 1.3 above will terminate upon the closing of the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended (the “Securities Act”). The Company’s obligations to any Investor under Sections 1.1 and 1.3 above will terminate with respect to such Investor upon such Investor being deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor of the Company (where for such purposes, venture capital firms, banks and other financial institutions that do not directly operate competitive businesses shall not be deemed a competitor of the Company), except that such Company obligations to such Investor will continue with respect to any information regarding the Company that is necessary for such Investor’s compliance with its financial reporting obligations.

2.	Registration Rights.

2.1 Definitions. For purposes of this Section 2:

(a) Registration. The terms “register,” “registration” and “registered” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

(b) Registrable Securities. The term “Registrable Securities” means:

(1) all shares of Conversion Stock issued or issuable upon conversion and/or exercise of the Preferred Stock issued under the Purchase Agreements or pursuant to the Series C-1 Warrant, as such Purchase Agreements and Series C-1 Warrant may hereafter be amended from time to time;

(2) any shares of Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) (i) as a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Conversion Stock described in clause (1) of this subsection (b); excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement or any Registrable Securities with respect to which, pursuant to Section 2.11 hereof, the holders are no longer entitled to registration rights pursuant to Sections 2.2, 2.3 or 2.4 hereof;

(3) any shares of Common Stock or Common Stock issued or issuable upon conversion or exercise of any other securities acquired by the Investors pursuant to Section 3 of this Agreement or by any other means; and

(4) all the shares of Common Stock of the Company issued or issuable upon the conversion of any shares of Series D Stock and Series F Stock issued upon exercise of Pinnacle Warrants, provided, however, that the Pinnacle Entities are not Initiating Holders for purposes of Section 2.2 of this Agreement with respect to the shares issuable upon exercise of the Pinnacle Warrants and the Conversion Stock issuable upon conversion thereof.

(c) Registrable Securities Then Outstanding. The number of shares of “Registrable Securities then outstanding” shall mean the number of shares of Conversion Stock

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which are Registrable Securities that are then (1) issued and outstanding or (2) issuable pursuant to the exercise or conversion of then outstanding and then exercisable and qualifying options, warrants or convertible securities.

(d) Holder. The term “Holder” means any person owning of record Registrable Securities or any assignee of record of such Registrable Securities to whom rights set forth herein have been duly assigned in accordance with this Agreement; provided, however, that for purposes of this Agreement, a record holder of shares of Preferred Stock convertible into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities; and provided, further, that the Company shall in no event be obligated to register shares of Preferred Stock and that Holders of Registrable Securities will not be required to convert their shares of Preferred Stock into Common Stock in order to exercise the registration rights granted hereunder, until immediately before the closing of the offering to which the registration relates.

(e) Form S-3. The term “Form S-3” means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(f) SEC. The term “SEC” or “Commission” means the U.S. Securities and Exchange Commission.

2.2 Demand Registration.

(a) Request by Holders. If the Company shall receive at any time after the earlier of three (3) years from the date hereof, or six (6) months after the effective date of the first underwritten sale of Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act, covering the offer and sale of Common Stock to the public (the “IPO”), a written request from the Holders of at least a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.2, then the Company shall, within twenty (20) days after the receipt of such written request, give written notice of such request (the “Request Notice”) to all Holders, and effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities which Holders request to be registered and included in such registration by written notice given by such Holders to the Company within twenty (20) days after receipt of the Request Notice, subject only to the limitations of this Section 2; provided that the Registrable Securities requested by all Holders to be registered pursuant to such request must either (i) be at least twenty percent (20%) of all Registrable Securities then outstanding or (ii) have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of not less than Five Million Dollars ($5,000,000).

(b) Underwriting. If the Holders initiating the registration request under this Section 2.2 (the “Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). In such event, the right of any

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Holder to include his, her, or its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement with the managing underwriter or underwriters selected for such underwriting by the Company and acceptable to a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 2.2, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

(c) Maximum Number of Demand Registrations. The Company is obligated to effect only two (2) such registrations pursuant to this Section 2.2 in which all Registrable Securities requested to be registered are included and such registrations have been deemed effective.

(d) Deferral. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.2, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

(e) Expenses. All expenses incurred in connection with a registration pursuant to this Section 2.2, including without limitation all registration and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders (but excluding underwriters’ discounts and commissions) shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.2 shall bear such Holder’s proportionate share (based on the number of shares sold by such Holder over the total number of shares included in such registration at the time it is declared effective) of any registration and qualification fees and all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of

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a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities then outstanding agree to forfeit their right to one (1) demand registration pursuant to this Section 2.2 (in which case such right shall be forfeited by all Holders of Registrable Securities); provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their demand registration rights pursuant to this Section 2.2.

2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 2.2 or Section 2.4 of this Agreement or to any employee benefit plan or a corporate reorganization or other transaction covered by Rule 145 promulgated under the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a) Underwriting. If a registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, second to Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the number of Registrable Securities each such Holder has requested to be included in the registration, and third to any stockholder of the

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Company (other than a Holder) on a pro rata basis; provided, however, that the right of the underwriters to exclude Registrable Securities from the registration and underwriting as described above shall be restricted so that (i) no Registrable Securities shall be excluded from such registration and underwriting unless all other securities held by the stockholders of the Company are similarly excluded and (ii) the number of Registrable Securities included in any such registration is not reduced below twenty-five percent (25%) of the shares included in the registration, except for a registration relating to the Company’s IPO, from which all Registrable Securities may be excluded. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice, given in accordance with Section 6.1 hereof, to the Company and the underwriter, delivered at least twenty (20) days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership, corporation or limited liability company, the partners, retired partners, members, retired members, stockholders and affiliated funds of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b) Expenses. All expenses incurred in connection with a registration made pursuant to this Section 2.3, including without limitation all registration and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders (but excluding underwriters’ discounts and commissions) shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.3 shall bear such Holder’s proportionate share (based on the number of shares sold by such Holder over the total number of shares included in such registration at the time it goes effective) of any registration and qualification fees and all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering.

2.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company will do the following:

(a) Notice. Promptly give written notice of the proposed registration and the Holder’s or Holders’ request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities.

(b) Registration. As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided,

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however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(1) if Form S-3 is not available for such offering;

(2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than One Million Dollars ($1,000,000);

(3) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement no more than once during any twelve (12) month period for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4;

(4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.4, excluding any registrations from which any Registrable Securities of the Holders have been excluded; or

(5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(c) Expenses. Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered pursuant to this Section 2.4 as soon as practicable after receipt of the request or requests of the Holders for such registration. The Company shall pay all expenses incurred in connection with each registration requested pursuant to this Section 2.4 (excluding underwriters’ or brokers’ discounts and commissions), including without limitation all filing, registration and qualification, printers’ and accounting fees and the reasonable fees and disbursements of one (1) counsel for the selling Holder or Holders and counsel for the Company. Each Holder participating in a registration pursuant to this Section 2.4 shall bear such Holder’s proportionate share (based on the number of shares sold by such Holder over the total number of shares included in such registration at the time it goes effective) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering.

(d) Not Demand Registration. Form S-3 registrations shall not be deemed to be demand registrations as described in Section 2.2 above.

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2.5 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (x) includes any prospectus required by Section 10(a)(3) of the Securities Act or (y) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (x) and (y) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the registration statement.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and, in connection with any registration on Form S-3 pursuant to Section 2.4 above, use reasonable, diligent efforts to timely file all reports required under the 1934 Act in order to maintain the right to continue to use such Form and to maintain such registration in effect.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d) Use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting hereby agrees to also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered

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under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. As promptly as practicable thereafter, the Company will prepare and file with the SEC, and furnish without charge to the appropriate Holders and managing underwriter(s), if any, an amendment or supplement to such registration statement or prospectus in order to cause such registration statement or prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and will furnish such copies thereof as the Holders or any underwriters may reasonably request.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each national securities exchange or trading system on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

2.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, members, stockholders, agents and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, the “Violations” and, individually, a “Violation”):

(1) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; or

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(2) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(3) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement.

The Company will reimburse each such Holder, partner, officer, member, stockholder, agent or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, within three months after a request for reimbursement has been received by the Company, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this subsection 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

(b) By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities, under such registration statement or any of such other Holder’s partners, members, stockholders, directors, agents or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner, member, stockholder, agent, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration. Each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, member, stockholder, agent, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action within three months after a request for reimbursement has been received by the indemnifying Holder; provided, however, that the indemnity agreement contained in this subsection 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 2.8(b) in respect of any and all Violations shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violations arise.

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(c) Notice. Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) Contribution. If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by such indemnified party with respect to such loss, liability, claim, damage or expense in the proportion that is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In any such case, (A) no such Holder will be required to contribute any amount in excess of the net proceeds of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) Conflict with Underwriting Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement will control; provided, however, that the failure of the underwriting agreement to address a provision addressed in this agreement shall not be such a conflict.

(f) Survival. The obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise. No indemnifying party, in the defense of any such claim or litigation,

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shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

2.9 “Market Stand-Off” Agreement. Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell, otherwise transfer or dispose of, any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than to donees or partners of the Holder who agree to be similarly bound) for up to one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or if required by such underwriter(s), such longer period of time as is necessary to enable such underwriter(s) to issue a research report or make a public appearance that relates to an earnings release or announcement by the Company within 18 days prior to or after the date that is 180 days after the effective date of the registration statement relating to such offering, but in any event not to exceed 210 days following the effective date of the registration statement relating to such offering); provided, however, that:

(a) the foregoing provisions of this Section 2.9 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement;

(b) such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering but not to Registrable Securities sold pursuant to such registration statement;

(c) (i) all officers and directors of the Company then holding Common Stock of the Company (or securities convertible into or exercisable for Common Stock) and (ii) all holders of equity securities representing 1% or more of the Company’s outstanding Common Stock (assuming conversion or exercise of all convertible or exercisable securities), enter into similar agreements; and

(d) any discretionary waiver or termination of the restrictions of such agreement by the Company or representatives of the underwriters shall apply to all of the Company’s stockholders on a pro rata basis, based upon the number of shares held by each stockholder, on an as-converted to Common Stock basis.

For purposes of this Section 2.9, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Each Holder further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within any reasonable timeframe so requested.

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2.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) Use reasonable, diligent efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) So long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

2.11 Termination of the Company’s Obligations. The Company shall have no obligations pursuant to Sections 2.2 through 2.4 with respect to: (a) any request or requests for registration made by any Holder on a date more than five (5) years after the closing date of the Company’s IPO; or (b) any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section 2.2, 2.3 or 2.4 if, in the reasonable opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may be sold in a three (3) month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act, the Company has completed its IPO and such Holder holds less than one percent (1%) of the outstanding Common Stock of the Company (assuming conversion or exercise of all convertible or exercisable securities for such purposes).

2.12 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 2.2 or 2.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included, or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 2.2(a).

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3.	Right of First Refusal.

3.1 General. Each Holder (as defined in Section 2.1(d)) and any party to whom such Holder’s rights under this Section 3 have been duly assigned in accordance with Section 5.1(b) (each such Holder or assignee being hereinafter referred to as a “Rights Holder”) has the right of first refusal to purchase such Rights Holder’s Pro Rata Share (as defined below), of all (or any part) of any New Securities (as defined in Section 3.2) that the Company may from time to time issue after the date of this Agreement, provided, however, such Rights Holder shall have no right to purchase any such New Securities if such Rights Holder cannot demonstrate to the Company’s reasonable satisfaction that such Rights Holder is at the time of the proposed issuance of such New Securities an “accredited investor” as such term is defined in Regulation D under the Securities Act. A Rights Holder’s “Pro Rata Share” for purposes of this right of first refusal is the ratio of (a) the number of Registrable Securities as to which such Rights Holder is the Holder (and/or is deemed to be the Holder under Section 2.1(d), excluding any then unvested Registrable Securities for such purpose), to (b) a number of shares of Common Stock of the Company equal to the sum of (1) the total number of shares of Common Stock of the Company then outstanding (excluding any then unvested shares of Common Stock for such purpose) plus (2) the total number of shares of Common Stock of the Company into which all then outstanding shares of Preferred Stock of the Company are then convertible plus (3) the number of shares of Common Stock of the Company for which all then outstanding options and warrants are then exercisable (excluding any then unvested options for such purpose). Subject to compliance with applicable securities laws, each Rights Holder shall be entitled to apportion the right of first offer hereby granted it among itself and its partners, members, affiliates and persons and entities under common investment management in such proportions as it deems appropriate.

3.2 New Securities. “New Securities” shall mean any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such Common Stock or Preferred Stock; provided, however, that the term “New Securities” does not include:

(a) Exempted Securities (as defined in the Company’s Restated Certificate of Incorporation);

(b) any securities issued in connection with a Common Stock Event (as defined in the Company’s Restated Certificate of Incorporation); and

(c) any shares of Common Stock or Preferred Stock (or options, or warrants or rights to acquire same), issued or issuable hereafter that are approved by the vote of the holders of at least a majority of the outstanding Preferred Stock, voting as a single class, as being excluded from the definition of “New Securities”.

3.3 Procedures. In the event that the Company proposes to undertake an issuance of New Securities, it shall give to each Rights Holder a written notice of its intention to issue New Securities (the “Notice”), describing the type of New Securities and the price and the general terms upon which the Company proposes to issue such New Securities given in accordance with Section 6.1 hereof. Each Rights Holder shall have twenty (20) days from the

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date such Notice is effective, as determined pursuant to Section 6.1 hereof based upon the manner or method of notice, to agree in writing to purchase up to such Rights Holder’s Pro Rata Share of such New Securities for the price and upon the general terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Rights Holder’s Pro Rata Share). If any Rights Holder fails to so agree in writing within such twenty (20) day period to purchase such Rights Holder’s full Pro Rata Share of an offering of New Securities (a “Nonpurchasing Holder”), then such Nonpurchasing Holder shall forfeit the right hereunder to purchase that part of his Pro Rata Share of such New Securities that he, she or it did not so agree to purchase and the Company shall promptly give each Rights Holder who has timely agreed to purchase his full Pro Rata Share of such offering of New Securities (a “Purchasing Holder”) written notice of the failure of any Nonpurchasing Holder to purchase such Nonpurchasing Rights Holder’s full Pro Rata Share of such offering of New Securities (the “Overallotment Notice”). Each Purchasing Holder shall have a right of overallotment such that such Purchasing Holder may agree to purchase a portion of the Nonpurchasing Holders’ unpurchased Pro Rata Shares of such offering on a pro rata basis according to the relative Pro Rata Shares of the Purchasing Holders, at any time within five (5) days after receiving the Overallotment Notice.

3.4 Failure to Exercise. In the event that the Rights Holders fail to exercise in full the right of first refusal within such twenty (20) plus five (5) day period, then the Company shall have ninety (90) days thereafter to sell the New Securities with respect to which the Rights Holders’ rights of first refusal hereunder were not exercised, at a price and upon general terms not more favorable to the purchasers thereof than specified in the Company’s Notice to the Rights Holders. In the event that the Company has not issued and sold the New Securities within such ninety (90) day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Rights Holders pursuant to this Section 3.

3.5 Termination. This right of first refusal shall terminate (a) immediately prior to the effective time of the Company’s IPO, or (b) upon the consummation of a Change of Control of the Company (as defined in the Restated Certificate), provided, however, that such Change of Control has been approved by the holders of at least a majority of the Registrable Securities.

4.	Covenants of the Parties.

4.1 Vesting. Unless otherwise approved by the Company’s Board of Directors (including a majority of the directors elected solely by the holders of Preferred Stock), after the date of this Agreement all shares of Common Stock or options to purchase Common Stock issued to any employee pursuant to any benefit, bonus or incentive plan or agreement will vest with respect to twenty-five percent (25%) of the shares or options on the one-year anniversary following the date of issuance (or, with respect to an employee’s initial grant, on the one-year anniversary following the date of such employee’s commencement date with the Company), with the remaining seventy-five percent (75%) of the shares or options to vest monthly over the next three (3) years (provided in each case so long as such employee remains employed by the Company) and on such other terms and conditions approved by the Company’s Board of Directors. In the event that the Company’s Board of Directors approves an option or

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other equity award that allows any employee to purchase unvested shares of Common Stock, then such employee shall be bound by an agreement granting the Company the right to repurchase the unvested shares for the original purchase price in the event that the employee’s employment with the Company terminates for any reason, subject to release of such repurchase right upon the vesting schedule approved by the Board of Directors of the Company.

4.2 True Books and Records. The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied (except as noted therein), and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

4.3 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

4.4 Visitation Rights. For as long as Pinnacle Entities holds any shares of Common Stock issued or issuable upon exercise or conversion of any security of the Company, the Company shall allow one representative designated by the Pinnacle Entities to attend all meetings of the Company’s Board of Directors in a nonvoting capacity, and in connection therewith, the Company shall give such representative copies of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to its Board of Directors; provided, however, that the Company reserves the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential information or for other similar reasons. The decision of the Board with respect to the privileged or confidential nature of such information shall be final and binding. As a condition to such visitation rights, the representative shall enter into a non-disclosure agreement in a form reasonably acceptable to the Company.

4.5 Proprietary Information and Inventions Agreement. The Company shall require all employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement substantially in a form approved by the Company’s counsel or Board of Directors.

4.6 Key Man Life Insurance. The Company shall obtain and maintain key man life insurance policies on the Company’s senior management as designated by the Board of Directors, each in the amount of $2,000,000, the proceeds of which are payable to the Company, and shall maintain such insurance as long as the insureds are affiliated with the Company in a management capacity. The Company hereby agrees that it shall not assign, borrow against or pledge such policies.

4.7 Russian Design Center. The Company shall establish a design center (the “Design Center”) in Russia before the end of calendar year 2012 in accordance with the Russian Investment Plan attached to this Agreement as Exhibit B and shall ensure that the Design Center always complies with the provisions of the Russian Investment plan. The Company and Rusnano

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acknowledge that the Company’s failure to establish the Design Center in accordance with this Section 4.7 will cause Rusnano damages and losses of types and in amounts which are impossible to compute and ascertain with certainty as a basis for recovery by Rusnano of actual damages, and that liquidated damages represent a fair, reasonable and appropriate estimate thereof. Accordingly, in lieu of any damages for such breach and as the sole remedy to Rusnano for any breach of this Section 4.7, the Company and Rusnano agree that in the event of any Material Breach (as defined below) by the Company, liquidated damages in the amount of Five Hundred Thousand Dollars ($500,000) shall be assessed and paid by the Company to Rusnano no later than 20 business days from the date of such Material Breach, without Rusnano being required to present any evidence of the amount or character of actual damages sustained by reason thereof; provided that in no event shall the total damages owed under this Section 4.7 exceed the amount of Five Hundred Thousand Dollars ($500,000). Such liquidated damages are intended to represent estimated actual damages and are not intended as a penalty, and the Company shall pay them to Rusnano. The parties agree that no Investor, other than Rusnano, shall have any right pursuant to this Section 4.7 and that the covenants set forth in this Section 4.7 are being made by the Company solely for the benefit of Rusnano. For purposes of this Section 4.7, a “Material Breach” shall be deemed to occur if and only if (i) a Russian subsidiary from which the Design Center will operate has not been created by December 31, 2012, (ii) by the end of the 3 year period starting from the date of establishment of the Russian subsidiary the Company has not made aggregate investments in the Russian subsidiary that owns the Design Center of at least $3,000,000 in cash, or (iii) if by the earlier of (x) 3 year anniversary of the date the Design Center is established and (y) December 31, 2015, the Russian subsidiary has not hired at least 11 engineers for the purposes of the fulfillment of the Russian Investment Plan.

4.8 Qualified Small Business Stock. The Company shall use commercially reasonable efforts to cause the shares of Preferred Stock, as well as any shares into which such shares are converted, within the meaning of Section 1202(f) of the Internal Revenue Code of 1986, as amended (the “Code”), to constitute “qualified small business stock” as defined in Section 1202(c) of the Code; provided, however, that such requirement shall not be applicable if the Board of Directors of the Company determines, in its good-faith business judgment, that such qualification is inconsistent with the best interests of the Company. The Company shall submit to its stockholders (including the Investors) and to the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Code and the regulations promulgated thereunder. In addition, within twenty (20) business days after any Investor’s written request therefor, the Company shall, at its option, either (i) deliver to such Investor a written statement indicating whether (and what portion of) such Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code or (ii) deliver to such Investor such factual information in the Company’s possession as is reasonably necessary to enable such Investor to determine whether (and what portion of) such Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code.

4.9 Termination. The covenants set forth in Section 4 (other than Section 4.7, which shall only terminate in accordance with the Russian Investment Plan) shall terminate (a) immediately prior to the effective time of the Company’s IPO, or (b) the consummation of a Change of Control of the Company (as defined in the Company’s Restated Certificate of Incorporation).

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5.	Assignment and Amendment.

5.1 Assignment. Notwithstanding anything herein to the contrary:

(a) Information Rights. The rights of an Investor under Section 1 hereof may be assigned only to a party who acquires from an Investor (or an Investor’s permitted assigns) at least that minimum number of shares of Preferred Stock and/or an equivalent number (on an as-converted basis) of shares of Conversion Stock described in Section 1.1 or 1.3 hereof, respectively; provided that any such assignee of such rights is not deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor of the Company (where for such purposes, venture capital firms, banks and other financial institutions that do not directly operate competitive businesses shall not be deemed a competitor of the Company); provided further that any Holder may assign information rights to a partner, member, retired partner, former member, stockholder or affiliate of such Holder without restriction as to the minimum share requirement set forth above; provided further, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 5.

(b) Registration Rights. The registration rights of a Holder under Section 2 hereof may be assigned only to a party who acquires at least 250,000 shares of Preferred Stock issued under the Purchase Agreements or pursuant to the Series C-1 Warrant (or, if a lesser amount, all shares of Preferred Stock held by a Holder) and/or an equivalent number (on an as-converted basis) of Registrable Securities issued upon conversion thereof (unless the Company waives such minimum share requirement); provided, however, that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; provided further, that any such assignee of such rights is not deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor of the Company (where for such purposes, venture capital firms, banks and other financial institutions that do not directly operate competitive businesses shall not be deemed a competitor of the Company); provided further, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 5; and provided further, that any Holder may assign registration rights to a partner, member, retired partner, former member, stockholder or affiliate of such Holder without restriction as to the minimum share requirement set forth above.

5.2 Amendment and Waiver of Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the (i) Company and (ii) Investors (and/or any of their permitted successors or assigns) holding shares of Preferred Stock and/or Conversion Stock representing and/or convertible into at least a majority of all the Investors’ Shares (as defined below); provided, that if (A) any amendment or waiver would have the effect of waiving the rights of Intel (as defined below), Rusnano, Xilinx, Inc., GLOBALFOUNDRIES U.S. Inc. or Walden Riverwood Ventures, L.P. to purchase securities as set forth in Section 3 (other than regarding securities carved out of the definition of New Securities as of the date hereof), (B) such party did not consent to such amendment or

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waiver, and (C) any one or more other Rights Holder(s) actually participate(s) in an issuance of such securities, then Intel, Rusnano, Xilinx, Inc., GLOBALFOUNDRIES U.S. Inc. or Walden Riverwood Ventures, L.P., as the case may be, shall be permitted to participate in such issuance in accordance with the provisions of Section 3 notwithstanding such purported amendment or waiver; ; provided, further, that Section 4.4 may not be amended or waived without the written consent of the Pinnacle Entities; provided, further, that any amendment or waiver of Section 4.7 or Exhibit B hereto shall require the written consent of Rusnano; provided, further, that any amendment or waiver of Section 4.8 shall require the written consent of GLOBALFOUNDRIES U.S. Inc.; provided, further, any amendment or waiver of Intel’s or Rusnano’s rights in Section 6.14(b) shall require the written consent of Intel or Rusnano, as the case may be, and any amendment or waiver of Intel’s or GLOBALFOUNDRIES U.S. Inc.’s rights in Section 6.14(c) shall require the written consent of Intel or GLOBALFOUNDRIES U.S. Inc., as the case may be; provided, further, that any amendment or waiver of any of the foregoing provisos related to Intel, Rusnano, Xilinx, Inc. GLOBAL FOUNDRIES U.S. Inc. or Walden Riverwood Ventures, L.P., or of this proviso, shall require the written consent of Intel, Rusnano, Xilinx, Inc. GLOBAL FOUNDRIES U.S. Inc. or Walden Riverwood Ventures, L.P., as the case may be; and provided, further, any amendment, termination or waiver that would reduce or eliminate any right or benefit to an Investor hereunder in manner that is different and disproportionate from any other Investor holding the same series of Preferred Stock will require separate approval of such Investor. As used herein, the term “Investors’ Shares” shall mean the shares of Common Stock then issuable upon conversion of all then outstanding shares of Preferred Stock issued under the Purchase Agreements plus all then outstanding shares of Conversion Stock that were issued upon the conversion of any shares of Preferred Stock issued under the Purchase Agreements. Any amendment or waiver effected in accordance with this Section 5.2 shall be binding upon each Investor, each Holder, each permitted successor or assignee of such Investor or Holder and the Company.

6.	General Provisions.

6.1 Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile if during regular business hours at the recipient’s location (or if after business hours, the next business day), addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or seven (7) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by facsimile or by express courier. Notices by facsimile shall be machine verified as received. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number as follows, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto as follows:

(a) if to an Investor, at such Investor’s respective address as set forth on Exhibit A hereto.

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(b) if to the Company, marked “Attention: Chief Executive Officer”, at Aquantia Corp., 700 Tasman Drive, Milpitas, CA 95035, with a copy to Cooley LLP, 1114 Avenue of the Americas, New York, NY 10036, attention: Babak Yaghmaie, Esq.

6.2 Entire Agreement. This Agreement and the documents referred to herein, together with all the Exhibits hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

6.3 Governing Law, Jurisdiction and Venue. This Agreement will be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws. The parties agree that any action brought by any party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the Northern District of California.

6.4 Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

6.5 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

6.6 Successors And Assigns. Subject to the provisions of Section 5.1, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

6.7 Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

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6.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

6.9 Costs And Attorneys’ Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s costs and attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

6.10 Adjustments for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination, stock dividend, recapitalization or the like of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination, stock dividend, recapitalization or the like.

6.11 Aggregation of Stock. All shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

6.12 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

6.13 Facsimile Signatures. This Agreement may be executed and delivered by facsimile or other means of electronic communication with originals to follow to Open Joint Stock Company “RUSNANO” as soon as possible after the Closing and upon such delivery the facsimile signature, including in portable document format, will be deemed to have the same effect as if the original signature had been delivered to the other party. The failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Agreement.

6.14 Confidentiality.

(a) Disclosure of Financing Terms. Each party acknowledges that the terms and conditions (collectively, the “Financing Terms”) of this Agreement, the Series H Agreement, Series G Agreement, the Series F Agreement, the Series E Agreement, the Series D Agreement, the Series C and Series C-1 Agreement, the Series C-1 Warrant, each of the Related Agreements (as defined in the Series C and Series C-1 Agreement, the Series E Agreement, the Series F Agreement, the Series G Agreement and the Series H Agreement), the Stock Purchase Agreement dated November 13, 2009 by and between the Company and Intel (the “Repurchase Agreement”), and all exhibits, restatements and amendments hereto and thereto (collectively, the “Financing Agreements”), including their existence, shall be considered confidential information and shall not be disclosed by it to any third party except in accordance with the provisions of this Section 6.14.

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(b) Press Releases. No announcement regarding the Financing Terms or any Investor under any of the Repurchase Agreement, Series C and Series C-1 Agreement, Series D Agreement, the Series E Agreement, the Series F Agreement, the Series G Agreement or the Series H Agreement in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without the prior written consent of the Company, Intel and, with respect to the Series F Agreement only, Open Joint Stock Company “RUSNANO”; provided, however, that with the consent of the Company, and the Investors holding a majority of the Registrable Securities held by all Investors, the Financing Terms of the Series H Agreement and names of Investors participating in the Series H investment may be announced and such would not require Intel’s written consent.

(c) Permitted Disclosures. Notwithstanding the foregoing, any party may disclose any of the Financing Terms to its current or bona fide prospective acquirors and investors, directors, employees, investment bankers, lenders, accountants and attorneys (and, in the case of an Investor, such Investor’s partners and members), in each case only where such persons or entities are under nondisclosure obligations customary for such applicable acquirors, investors, partners, members, directors, employees, investment bankers, lenders, accountants and attorneys, and Intel (together with Intel Corporation and Intel Corporation’s other direct or indirect wholly-owned subsidiaries, “Intel Entities”) may disclose its investment (either directly or indirectly through any Intel Entity) in the Company and the Financing Terms (excluding any Financing Terms that are specific to an Investor other than Intel, to the extent not already publicly disclosed by the Company or such other Investor) to third parties or to the public at its sole discretion and, if it does so, the other parties hereto shall have the right to disclose to third parties any such information disclosed in a press release or other public announcement or disclosure by any Intel Entity. Additionally, upon receipt of prior written consent of the Company, GLOBALFOUNDRIES U.S. Inc. may disclose its investment (either directly or indirectly through any affiliate) in the Company and the Financing Terms (excluding any Financing Terms that are specific to an Investor other than GLOBALFOUNDRIES U.S. Inc., to the extent not already publicly disclosed by the Company or such other Investor) to third parties or to the public and, if it does so, the other parties hereto shall have the right to disclose to third parties any such information disclosed in a press release or other public announcement or disclosure by GLOBALFOUNDRIES U.S. Inc.

(d) Legally Compelled Disclosure. In the event that any party is requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations) to disclose the existence of any of the Financing Terms, or the Financing Agreements, in contravention of the provisions of this Section 6.14, such party (the “Disclosing Party”) shall provide the other parties (the “Non-Disclosing Parties”) with prompt written notice of that fact before such disclosure and will use its reasonable efforts to fully cooperate with the Non-Disclosing Parties to seek a protective order, confidential treatment, or other appropriate remedy with respect to the disclosure. In such event, the Disclosing Party shall furnish for disclosure only that portion of the information which is legally required and shall exercise its reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information to the extent reasonably requested by any Non-Disclosing Party and to the maximum extent possible under law. The Disclosing Party agrees that it will provide the Non-Disclosing Parties with drafts of any documents, press releases or other filings in which the Disclosing Party

24

is required to disclose any of the Financing Agreements or Financing Terms or any other confidential information subject to the terms of this Section 6.14 at least five (5) business days prior to the filing or disclosure thereof, and that it will make any changes to such materials as requested by any Non-Disclosing Party to the extent permitted by law or any rules and regulations of the SEC or the Russian Federation, as applicable. If confidential treatment is requested by any Non-Disclosing Party, the Disclosing Party agrees to file such a request on such Non-Disclosing Party’s behalf and use its reasonable efforts in responding to any SEC or other governmental entity’s comments to pursue assurance that confidential treatment will be granted, in both cases fully cooperating with such Non-Disclosing Party (including, without limitation, providing such Non-Disclosing Party with the opportunity to review and comment on the request and the responses to any such SEC comments). The Disclosing Party will not file any Financing Agreement with any governmental authority or any regulatory body, or disclose the identity of any Non-Disclosing Party or any other Financing Terms in any filing except as permitted above. Notwithstanding the foregoing, the Company shall be permitted, without notice to the Non-Disclosing Parties, to disclose in connection with the filing of a Form D Notice of Exempt Offering of Securities with the applicable governmental authorities, the aggregate amount of securities sold pursuant to the Series D Agreement so long as such disclosure does not include the identity of any Non-Disclosing Party.

(e) Tax Treatment and Confidentiality. Notwithstanding anything herein to the contrary, each party hereto (and each employee, representative, or other agent of each party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction contemplated in the Financing Agreements and all materials of any kind (including opinions or other tax analyses) that are provided to any party except to the extent necessary to comply with any applicable federal or state securities laws. This authorization is not intended to permit disclosure of any other information or any portion of any materials to the extent not related to the tax treatment or tax structure of the transaction, including but not limited to, (i) the identities of participants or potential participants in the transaction, (ii) the existence or status of any negotiations, (iii) any pricing or financial information (except to the extent such pricing or financial information is related to the tax treatment or tax structure of the transaction), or (iv) any other term or detail not relevant to the tax treatment or the tax structure of the transaction. The parties to this Agreement have no knowledge or reason to know that a disclosure related to the tax treatment or tax structure of the transaction contemplated in the Financing Agreements is otherwise limited.

(f) Other Information. The provisions of this Section 6.14 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the parties hereto with respect to the transactions contemplated by the Financing Agreements. Disclosures and exchanges of confidential information between the Company and Intel Entities (including, without limitation, any exchanges of information with any Intel board observer) shall be governed by the terms of the Corporate Non-Disclosure Agreement No. 4043669, dated as of January 6, 2005, executed by the Company and Intel (the “CNDA”); provided, however, that the parties hereto agree and acknowledge that Confidential Information (as defined in the CNDA) shall include any oral disclosure made during any of the Company’s board of directors meetings (including all committees thereof) for those portions of such meetings where Intel’s board observer was in attendance, as such attendance is documented in the minutes of the applicable meeting, and provided further, however, that the Intel Entities

25

shall be responsible to the Company for any liability that such individual would have had such individual been a party to the CNDA. Without limiting the foregoing, the Company agrees that neither the confidentiality provision set forth in Section 1.2 of this Agreement nor any similar confidentiality obligation or restriction contained in any of the Financing Agreements (except for this Section 6.14) shall be binding upon the Intel Entities.

(g) Notices. All notices required under this Section 6.14 shall be made pursuant to Section 6.1 of this Agreement.

[Signature pages follow]

26

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

COMPANY:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

[SIGNATURE PAGE TO AQUANTIA CORP. SERIES H AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTORS:

PHILIPPE AND BEATRICE DELANSAY FAMILY TRUST
UNDER DECLARATION OF TRUST DATED DECEMBER 8, 2000

By:	/s/ Philippe Delansay and Beatrice Delansay
Philippe Delansay and Beatrice Delansay, Trustees

FARAJOLLAH AALAEI LIVING TRUST DATED JANUARY 14, 2000

By:
Farajollah Aalaei

By:
Susan Akbarpour

Ramin Shirani

Ramin Farjadrad

[SIGNATURE PAGE TO AQUANTIA CORP. SERIES H AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTORS:

PHILIPPE AND BEATRICE DELANSAY FAMILY TRUST
UNDER DECLARATION OF TRUST DATED DECEMBER 8, 2000

By:
Philippe Delansay and Beatrice Delansay, Trustees

FARAJOLLAH AALAEI LIVING TRUST DATED JANUARY 14, 2000

By:	/s/ Farajollah Aalaei
Farajollah Aalaei

By:	/s/ Susan Akbarpour
Susan Akbarpour

Ramin Shirani

Ramin Farjadrad

[SIGNATURE PAGE TO AQUANTIA CORP. SERIES H AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTORS:

PHILIPPE AND BEATRICE DELANSAY FAMILY TRUST
UNDER DECLARATION OF TRUST DATED DECEMBER 8, 2000

By:
Philippe Delansay and Beatrice Delansay, Trustees

FARAJOLLAH AALAEI LIVING TRUST DATED JANUARY 14, 2000

By:
Farajollah Aalaei

By:
Susan Akbarpour

/s/ Ramin Shirani
Ramin Shirani

Ramin Farjadrad

[SIGNATURE PAGE TO AQUANTIA CORP. SERIES H AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTORS:

OPEN JOINT STOCK COMPANY “RUSNANO”

By:	/s/ Yuri A. Udaltsov
Name:	Yuri A. Udaltsov
Title:	Deputy Chairman of the Management Board of Management company, RUSNANO LLC acting on the basis of power of attorney dated 4th of February 2015.

[SIGNATURE PAGE TO AQUANTIA CORP. SERIES H AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTORS:

LSVP VI TRUST

By: Lightspeed Trustee VI, LLC, its Liquidating Trustee

By:	/s/ Christopher J. Schaepe
Name:	Christopher J. Schaepe
Title:	Duly Authorized Signatory

LSVP VI-A TRUST

By: Lightspeed Trustee VI, LLC, its Liquidating Trustee

By:	/s/ Christopher J. Schaepe
Name:	Christopher J. Schaepe
Title:	Duly Authorized Signatory

LSVP VI CAYMAN TRUST

By: Lightspeed Trustee VI, LLC, its Liquidating Trustee

By:	/s/ Christopher J. Schaepe
Name:	Christopher J. Schaepe
Title:	Duly Authorized Signatory

LSVPE VI TRUST

By: Lightspeed Trustee VI, LLC, its Liquidating Trustee

By:	/s/ Christopher J. Schaepe
Name:	Christopher J. Schaepe
Title:	Duly Authorized Signatory

LSVPE VI-A TRUST

By: Lightspeed Trustee VI, LLC, its Liquidating Trustee

By:	/s/ Christopher J. Schaepe
Name:	Christopher J. Schaepe
Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO AQUANTIA CORP. SERIES H AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTORS:

GREYLOCK XI LIMITED PARTNERSHIP
By: Greylock XI GP Limited Partnership, its General Partner

By:	/s/ Donald A. Sullivan
Donald A. Sullivan
Title:	Administrative Partner

GREYLOCK XI-A LIMITED PARTNERSHIP
By: Greylock XI GP Limited Partnership, its General Partner

By:	/s/ Donald A. Sullivan
Donald A. Sullivan
Title:	Administrative Partner

GREYLOCK XI PRINCIPALS LLC
By: Greylock Management Corporation, Sole Member

By:	/s/ Donald A. Sullivan
Donald A. Sullivan
Title:	Treasurer

[SIGNATURE PAGE TO AQUANTIA CORP. SERIES H AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTORS: PINNACLE VENTURES I-A (Q), L.P.
PINNACLE VENTURES I-B, L.P.
PINNACLE VENTURES I AFFILIATES, L.P.

By:	Pinnacle Ventures Management I, L.L.C.,
their general partner

By:	/s/ Robert N. Savoie
Name:	Robert N. Savoie
Title:	Chief Financial Officer

PINNACLE VENTURES II-A, L.P.
PINNACLE VENTURES II-B, L.P.
PINNACLE VENTURES II-C, L.P.
PINNACLE VENTURES II-R, L.P.

By:	Pinnacle Ventures Management II, L.L.C.,
their general partner

By:	/s/ Robert N. Savoie
Name:	Robert N. Savoie
Title:	Chief Financial Officer

PINNACLE VENTURES EQUITY FUND I, L.P.
PINNACLE VENTURES EQUITY FUND I-O, L.P.
PINNACLE VENTURES EQUITY FUND I AFFILIATES, L.P.

By:	Pinnacle Ventures Equity Management I, L.L.C.,
their general partner

By:	/s/ Robert N. Savoie
Name:	Robert N. Savoie
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AQUANTIA CORP. SERIES H AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTORS:

NEW ENTERPRISE ASSOCIATES 13, L.P.
By:	NEA Partners 13, L.P., its general partner
By:	NEA 13 GP, LTD, its general partner

By:	/s/ Louis S. Citron
Louis S. Citron, Chief Legal Officer

NEA VENTURES 2009, LIMITED PARTNERSHIP

By:	/s/ Louis S. Citron	, Vice President
Louis S. Citron

[SIGNATURE PAGE TO AQUANTIA CORP. SERIES H AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTORS:

GLOBAL FOUNDRIES U.S. Inc.

By:	/s/ Marco Chisari
Name:	Marco Chisari
Title:	Senior Vice President, Corporate Development and M&A

[SIGNATURE PAGE TO AQUANTIA CORP. SERIES H AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTORS:

WALDEN RIVERWOOD VENTURES, L.P.

By: Walden Riverwood GP, LLC
Its: General Partner

By:	/s/ Lip-Bu Tan
Name:	Lip-Bu Tan
Title:	Director

[SIGNATURE PAGE TO AQUANTIA CORP. SERIES H AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

STOCKHOLDERS:

FAMILY TRUST OF FARSHAD SHAKIB AND SEPIDEH SHAKIB

By:	/s/ F. Shakib
Name:	F. Shakib
Title:

[SIGNATURE PAGE TO AQUANTIA CORP. SERIES H AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

DEP AQ, L.P.
By: DEP GP, L.P., its general partner
By: DEP, LLC, its general partner

By:	/s/ Ivy Dodes
Name:	Ivy Dodes
Title:	Vice President

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

CISCO SYSTEMS, INC.

By:	/s/ Hilton Romanski
Name:	Hilton Romanski
Title:	SVP & CTSO

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

Ramiar Shirani

By:	/s/ Ramiar Shirani
Name:	Ramiar Shirani
Title:	MI

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

By:	/s/ Mathew Zaheri
Name:	Mathew Zaheri
Title:

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

By:	/s/ Shahin Hedayat
Name:	Shahin Hedayat IRA
Title:	Raymond James Custodian

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

By:	/s/ Hamid Nikravesh & Raquel Nikravesh
Name:	Hamid Nikravesh & Raquel Nikravesh
Title:

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

IRA Services Trust Company CFBO Behzad Kashani

By:	/s/ IRA Services Trust Company CFBO Behzad Kashani
Name:	IRA Services Trust Company CFBO Behzad Kashani
Title:

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

By:	/s/ Ali Shirani
Name:	Ali Shirani
Title:

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

By:	/s/ Gholam Reza Sisakhti & Farahnaz Manig
Name:	Gholam Reza Sisakhti & Farahnaz Manig
Title:

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

By:	/s/ Homer Soleimanneja
Name:	Homer Soleimanneja
Title:

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

By:	/s/ Farshad Haghighi
Name:	Farshad Haghighi
Title:

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

By:	/s/ R. Shirani
Name:	Reza Shirani
Title:

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

By:	/s/ Mansour Shirani
Name:	Mansour Shirani
Title:

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

By:	/s/ Andrew Daniel
Name:	Andrew Daniel
Title:

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

By:	/s/ Shahin Rahani
Name:	Shahin Rahani
Title:	Self

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

By:	/s/ Mastaneh N. Farsio
Name:	Mastaneh N. Farsio
Title:

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

Hooshang Defaii Living Trust

By:	/s/ Hooshang Defaii
Name:	Hooshang Defaii
Title:

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

By:	/s/ Heshmat Shirani
Name:	Heshmat Shirani
Title:

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

By:	/s/ Hassan Parsa
Name:	Hassan Parsa
Title:

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

By:	/s/ Abdy Moshrefi
Name:	Abdy Moshrefi
Title:

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is executed on July 22, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 25, 2015 (the “Agreement”), by and among Aquantia Corp. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that it is acquiring shares of Series H Preferred Stock of the Company (the “Stock”) pursuant to Section 2.2 of the Series H Preferred Stock Agreement, dated as of March 25, 2015, as amended, and in accordance therewith, Holder shall become shall become a party to the Agreement as an “Investor” for all purposes thereunder.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Joinder shall be deemed to constitute a counterpart signature page to the Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first written above.

INVESTOR:

By:	/s/ Jafar Fini
Name:	Jafar Fini
Title:	CEO

Agreed and Accepted:

AQUANTIA CORP.

By:	/s/ Faraj Aalaei
Name:	Faraj Aalaei
Title:	Chief Executive Officer

EXHIBIT A

INVESTORS

NAME AND ADDRESS

Open Joint Stock Company “RUSNANO”

LSVP VI TRUST

LSVP VI-A TRUST

LSVP VI CAYMAN TRUST

LSVPE VI TRUST

LSVPE VI-A TRUST

Greylock XI Limited Partnership

Greylock XI-A Limited Partnership

Greylock XI Principals LLC

VentureTech Alliance Fund II, L.P.

Pinnacle Ventures I-A (Q), L.P.

Pinnacle Ventures I-B, L.P.

Pinnacle Ventures I Affiliates, L.P.

Pinnacle Ventures II-A, L.P.

Pinnacle Ventures II-B, L.P.

Pinnacle Ventures II-C, L.P.

Pinnacle Ventures II-R, L.P.130

Pinnacle Ventures Equity Fund I, L.P.

Pinnacle Ventures Equity Fund I-O, L.P.

Pinnacle Ventures Equity Fund I Affiliates, L.P.

Pinnacle Ventures I-A (Q), L.P.

Pinnacle Ventures II Equity Holdings, L.L.C.

Stephen F. Dreyer

Richard Taborek, Sr.

Thomas J. Riordan

Rona Holding LLC

Cameron Bahar

Raymond A. Bahar

Amidzad Partners LLC

Mansour Shirani

Reza Shirani

Scot Parnell

Alex Schlegel

Daniel Schlegel

John Spensieri

Dan Klausmeier

F&W Investments

F&W Investments L.L.C – Series 2007

Cisco Systems, Inc.

Intel Capital Corporation

New Enterprise Associates 13, L.P.

NEA Ventures 2009, Limited Partnership

LSI Corporation

NetLogic Microsystems, Inc.

Sheri R. Amiri

Rafi Bamdad

GC&H Investments, LLC

Babak Yaghmaie

Mahshid Marsh

Soheila Soheil

Odrison Investments Limited

Michelle Shirani

Ariadna Trading Inc.

Ramiar Shirani

Xilinx, Inc.

GLOBALFOUNDRIES U.S. Inc.

Walden Riverwood Ventures L.P.

Family Trust of Farshad Shakib and Sepideh Shakib

DEP AQ, L.P.

Mathew Zaheri

Shahin Hedayat IRA

Hamid Nikravesh & Raquel Nikravesh

IRA Trust Company CFBO Behzad Kashani

Ali Shirani

Shahin Rohani

Gholam Reza Sisakhti & Farahnaz Manig

Homer Soleimannejad

Farshad Haghighi

Reza Shirani

Mansour Shirani

Hooshang Defaii Living Trust

Heshmat Shirani

Mastaneh N. Farsio

Andrew Daniel

Hassan Parsa

Abdy Moshrefi

Jafar Fini

EXHIBIT B

Aquantia Corp.’s (the “Company”) Russian Design Center (“RDC”) Investment Plan

Following the date hereof but prior to December 31, 2012, the Company undertakes to form a subsidiary (the “Subsidiary”) in St Petersburg Russia which will operate the RDC. The objective of the RDC is to expand the Company’s research and development team in specific areas of Integrated Circuit design expertise complementing the Company’s existing design center in California, specifically in the following areas: Chip Integration & CAD, Firmware / DSP and Applications software.

In order to operate the RDC, the Subsidiary will lease office space and is expected to require the installation and sourcing of various office equipment, IT hardware infrastructure (consistent with planned operations of RDC), as well as various software and tools licenses. In addition, the Company undertakes to hire Integrated Circuit design engineers for the Subsidiary in accordance with the following schedule (4 engineers by the end of year 1 following opening of RDC, 3 additional engineers by the end of year 2 (7 in total by end of year 2), 4 additional engineers by the end of year 3 (11 in total by end of year 3)).

The Company undertakes to hire staff at RDC with the specific areas of IC design expertise as follows:

☐	Chip Integration & CAD

•	Responsible for “back-end” chip design

•	Headcount of 1 at end of year 1 following opening of RDC, headcount of 2 at end of year 2, headcount of 3 at end of year 3

☐	Firmware / DSP

•	Responsible for software development related to the firmware of the chip or DSP algorithms

•	Headcount of 2 at end of year 1 following opening of RDC, headcount of 3 at end of year 2, headcount of 4 at end of year 3

☐	Applications software

•	Responsible for software development on layer-2+ type of components

•	Headcount of 1 at end of year 1 following opening of RDC, headcount of 2 at end of year 2, headcount of 4 at end of year 3

The Company’s preliminary estimates of the initial costs in connection with establishment of the Subsidiary’s operations and purchasing and installing IT hardware infrastructure and equipment for the Subsidiary, will be approximately $50,000. The RDC will be financed by the Company through monthly fund transfer following its opening.

In order to accelerate the launch of operations at the RDC, the Company has entered into a non-binding MOU with Milandr.

The Company undertakes:

1.	To transfer funds to the Subsidiary to an account of the Subsidiary at a bank acceptable to Rusnano;

2.	To prepare a budget for the Subsidiary annually, which includes quarterly budget periods;

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3.	To (or to cause the Subsidiary’s Chief Executive Officer or Chief Financial Officer to) provide Rusnano with quarterly reports on the Subsidiary’s use of funds, within 40 days of the end of each fiscal quarter; and

4.	To permit Rusnano representatives (for so long as it owns any shares of the Company’s Preferred Stock), at Rusnano’s expense, to visit and inspect the Subsidiary’s properties, to examine its books of account and records and to discuss the Subsidiary’s affairs, finances and accounts with its officers, all at such reasonable times agreed to by Rusnano and the Company (and in any event, subject to at least 48 hour advance notice by Rusnano to the Company), it being understood that the confidentiality obligations set forth in Section 1.2 of the Amended and Restated Investors’ Right Agreement which this Exhibit B is a part of shall be applicable to all information received by Rusnano pursuant to this Exhibit B (subject to the exceptions set forth therein).

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